SECURITIES  AND  EXCHANGE  COMMISSION

                           Washington,  D.C.  20549

                                 FORM  8-K/A

                                AMENDMENT NO. 1

                                CURRENT  REPORT

                 Pursuant  to  Section  13  or  15(d)  of  the

                      Securities  Exchange  Act  of  1934

Date  of  Report  (Date  of  earliest
event  reported):  May  7,  2012

                             DISCOVERY ENERGY CORP.
                         f/k/a "Santos Resource Corp."
            (Exact name of registrant as specified in its Charter)

         Nevada                   000-53520               98-0507846
(State or other jurisdiction (Commission File Number)   (IRS Employer
      of Incorporation)                               Identification Number)

                         One Riverway Drive, Suite 1700
                              Houston, Texas 77056
                                  713-840-6495
   (Address and telephone number of principal executive offices, including zip code)

                 ___________________________________________
                (Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

     [  ]     Written  communications  pursuant to Rule 425 under the Securities
Act  (17  CFR  230.425)

     [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange  Act   (17  CFR  240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

                                EXPLANATORY NOTE

     On May 11, 2012, Discovery Energy Corp., f/k/a "Santos Resource Corp." (the "Company"), filed a Current Report on Form 8-K (the "Initial 8-K") reporting on several matters, including the procurement of necessary consents to all of the proposals made in the Company's recent written consent solicitation. This Amendment No. 1 to Current Report on Form 8-K supplements and amends the Initial 8-K by giving the final tally of the results of such solicitation determined on June 18, 2012.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     On May 18, 2012, the Company completed its written consent solicitation pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended) to approve four proposals, which included the following:

     * An amendment to the Company's Articles of Incorporation to increase the number of the Company's authorized shares of common stock, $.001 par value per share ("Common Stock"), from seventy-five million (75,000,000) shares to five hundred million (500,000,000) shares (the "Increased Common Shares Amendment")

     * An amendment to the Company's Articles of Incorporation to create ten million (10,000,000) shares of what is generally known as "blank check" preferred stock. (the "Preferred Stock Amendment")

     * An amendment to the Company's Articles of Incorporation to change the name of the Company to "Discovery Energy Corp." (the "Corporate Name Change Amendment")

     * If and only if (a) the Corporate Name Change Amendment and (b) one or both of the Increased Common Shares Amendment and the Preferred Stock Amendment received consents from of a majority of the outstanding shares of the Common Stock, the restatement of the Company's Articles of Incorporation by taking the original text of the Company's Articles of Incorporation and updating it by incorporating all subsequent amendments, including those approved pursuant to this written consent solicitation (the "Restatement Proposal").

     The Company's stockholders approved each of the four proposals. The same number of shares approved each of the Increased Common Shares Amendment, the Corporate Name Change Amendment, and the Restatement Proposal. The following are the results of the approval of these three proposals:

                Percentage of            Abstain or    Percentage of Shares
      "For"     Shares "For"    Against   Non-Votes   "Against,"Abstaining or
                                                           Not Voting
--------------------------------------------------------------------------------
  42,370,000     69.39%           -0-    18,688,500          30.61%

     A slightly smaller number of shares approved the Preferred Stock Amendment. The following are the results of the approval of the Preferred Stock Amendment:

                Percentage of            Abstain or    Percentage of Shares
      "For"     Shares "For"    Against   Non-Votes   "Against,"Abstaining or
                                                           Not Voting
--------------------------------------------------------------------------------
  42,340,000     69.34%           -0-     18,718,500        30.66%

As of May 11, 2012, the Company had received consents representing 39,440,000 shares approving each of the four proposals.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DISCOVERY  ENERGY  CORP.,
                                       f/k/a  "Santos  Resource  Corp."
                                              (Registrant)

Date:  June  20,  2012                 By:  /s/  Keith  J.  McKenzie
                                       -----------------------------
                                       Keith  J.  McKenzie,
                                       Chief  Executive  Officer